SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FIRST KEYSTONE FINANCIAL, INC.
- -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- -----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- -----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- -----------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- -----------------------------------------------------------------------------

     (5) Total fee paid:

- -----------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- -----------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- -----------------------------------------------------------------------------

     (3) Filing party:

- -----------------------------------------------------------------------------

     (4) Date filed:

- -----------------------------------------------------------------------------


                       [FIRST KEYSTONE LETTERHEAD]




                                                             December 23, 1999


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Keystone Financial, Inc. The meeting will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, January 26, 2000 at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in First Keystone Financial, Inc. are sincerely appreciated.

                              Sincerely,


                              /s/ Donald S. Guthrie
                              ____________________________
                              Donald S. Guthrie
                              President and Chief Executive Officer



                      FIRST KEYSTONE FINANCIAL, INC.
                           22 West State Street
                        Media, Pennsylvania  19063
                              (610) 565-6210
                                __________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on January 26, 2000

                                __________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of First Keystone Financial, Inc. (the "Company") will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, January 26, 2000 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three (3) directors for a four-year term or until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 2000; and

     (3) To transact such other business as properly may come before the meeting or any adjournment thereof. As of the date hereof, management is not aware of any other such business.

     The Board of Directors has fixed December 8, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Carol Walsh
                                _______________________
                                Carol Walsh
                                Corporate Secretary



Media, Pennsylvania
December 23, 1999



    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.




                       FIRST KEYSTONE FINANCIAL INC.
                               ___________

                             PROXY STATEMENT
                               ___________

                      ANNUAL MEETING OF STOCKHOLDERS

                            January 26, 2000

    This Proxy Statement is furnished to holders of common stock, $.01 par value per share (the "Common Stock"), of First Keystone Financial, Inc. (the "Company"), the holding company of First Keystone Federal Savings Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, January 26, 2000 at 2:00 p.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 23, 1999.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, then each proxy received will be voted FOR the nominees for director described herein, FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2000 and upon the transaction of such other business as properly may come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Carol Walsh, Secretary, First Keystone Financial, Inc.); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                    VOTING

    Only stockholders of record at the close of business on December 8, 1999 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,250,716 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal to ratify the appointment of auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

                                      1


              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

    The Restated Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes that are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

    No directors or executive officers of the Company are related to any other director or executive officer of the Company by blood, marriage or adoption except for Edmund Jones and Donald A. Purdy, who are brothers-in-law. All of the nominees currently serve as directors of the Company.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, then the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

    The following tables present information concerning the nominees for director of the Company and each director whose term continues, including such person's tenure as a director of the Bank.


        NOMINEES FOR DIRECTOR FOR FOUR-YEAR TERM EXPIRING IN 2004


                            Principal Occupation During         Director
  Name             Age(1)      the Past Five Years                Since
_________________  ______   ___________________________         ________
Olive J. Faulkner   77      Director; retired; formerly           1970
                            served in various positions
                            with the Bank, including
                            Vice President and
                            Corporate Secretary of the
                            Bank from 1970 to 1988.

Donald A. Purdy     76      Chairman of the Board since           1970
                            1993; served as President
                            of the Bank from 1979 to
                            1990 and as President and
                            Chief Executive Officer of
                            the Bank from 1990 to 1993.

Thomas M. Kelly     43      Director, Chief Financial             1997
                            Officer and Executive Vice
                            President of the Company;
                            has served as Chief
                            Financial Officer of the
                            Bank since 1991 and
                            Executive Vice President
                            since 1995; served as
                            Senior Vice President from
                            1991 to 1995; former Senior
                            Manager at Deloitte &
                            Touche LLP.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

                                     2


          MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE TERMS EXPIRE IN 2001


                            Principal Occupation During         Director
  Name             Age(1)      the Past Five Years                Since
________________   _____    ___________________________         ________
William K. Betts    77      Director; retired; former             1982
                            Senior Vice President of
                            Human Resources of the Bank
                            from 1982 until 1986;
                            served as President of
                            Linwood Keystone Savings
                            and Loan Association prior
                            to its merger with the Bank
                            in 1982.


Walter J. Lewicki   82      Director; retired; formerly           1982
                            associated with the firm of
                            Looker, Lees and Melcher,
                            Inc., a commercial real
                            estate management firm
                            located in Media,
                            Pennsylvania.


DIRECTORS WHOSE TERMS EXPIRE IN 2002

                            Principal Occupation During         Director
  Name            Age(1)      the Past Five Years                Since
________________   ______   ___________________________         ________
Edward Calderoni    77      Director; President of                1982
                            Century 21-Alliance, a real
                            estate firm located in
                            Media, Pennsylvania since
                            1968.

Silvio F. D'Ignazio 80      Director; owner of the                1976
                            Towne House Restaurant in
                            Media, Pennsylvania and the
                            Nottingham Inn in
                            Nottingham, Pennsylvania.

Joan G. Taylor      70      Director; retired; former             1976
                            Executive Director of the
                            Young Womans Christian
                            Association (Y.W.C.A.) in
                            Chester, Delaware County,
                            Pennsylvania, until her
                            retirement in 1991.




                                     3




DIRECTORS WHOSE TERMS EXPIRE IN 2003


                            Principal Occupation During         Director
  Name             Age(1)      the Past Five Years                Since
_________________  ______   ___________________________         ________
Donald S. Guthrie   64      Director and President and            1994
                            Chief Executive Officer of
                            the Company, President and
                            Chief Executive Officer of
                            the Bank since 1993;
                            previously a member of the
                            law firm of Jones, Strohm,
                            Crain & Guthrie, P.C.,
                            Media, Pennsylvania.

Edmund Jones        81      Director; former Chairman             1947
                            of the Board from 1979
                            until 1993; member of the
                            law firm of Jones, Strohm,
                            Crain & Guthrie, P.C.,
                            Media, Pennsylvania.

Willard F. Letts    78      Director; President and               1982
                            principal shareholder of
                            Eastern Flame Hardening
                            Co., Eddystone,
                            Pennsylvania, a ferrous
                            metals heat treating
                            business.




_________________________________

(1) As of September 30, 1999.



STOCKHOLDER NOMINATIONS

     Article 6.F of the Company's Restated Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions set forth in such section. Stockholder nominations must be made pursuant to timely notice delivered in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. No such notices were submitted to the Company's Secretary for consideration at this Annual Meeting.

     Each written notice of a stockholder nomination shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock that are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                                     4


COMMITTEES AND MEETINGS OF THE BOARD OF THE COMPANY AND BANK

     The Board of Directors of the Company meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended September 30, 1999, the Board of Directors of the Company met 13 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during this period. The Board of Directors of the Company has established the following committees:

     INTERNAL REVIEW COMMITTEE. The Internal Review Committee consists of Messrs. Calderoni, D'Ignazio and Lewicki and Ms. Taylor. The Internal Review Committee reviews the records and affairs of the Company, meets with the Company's outsourced internal auditor, engages the Company's external auditors and reviews their reports. The Internal Review Committee met twice during fiscal 1999.

     NOMINATING COMMITTEE. The Nominating Committee consists of Messrs. Betts, Calderoni and Ms. Taylor. The Nominating Committee, which is responsible for reviewing and nominating candidates to the Board, met one time during fiscal 1999.

     The Board of Directors of the Bank met 13 times during fiscal 1999. In addition, the Board of Directors of the Bank has established the following committees:

     EXECUTIVE COMMITTEE. The Executive Committee consists of Messrs. Calderoni, D'Ignazio, Guthrie, Kelly, Jones, Letts and Purdy and Ms. Faulkner. The Executive Committee has authority to act on general Bank matters between Board meetings. The Executive Committee met 11 times during fiscal 1999.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Calderoni, D'Ignazio and Letts. The Compensation Committee, which reviews overall compensation and benefits for the Bank's employees and recommends compensation and benefits for senior officers, met once during fiscal 1999.

     INTERNAL REVIEW COMMITTEE. The Internal Review Committee consists of Messrs. Calderoni, D'Ignazio and Lewicki and Ms. Taylor. The Internal Review Committee reviews the records and affairs of the Bank, meets with the Bank's outsourced internal auditor, engages the Bank's external auditors and reviews their reports. The Internal Review Committee met twice during fiscal 1999.

     In addition to the committees described above, the Bank also has established other committees which include members of the Board as well as senior management and which meet as required. These committees include, among others, the Asset/Liability Committee, the Loan Committee, the Year 2000 Task Force Committee, the Community Investment Committee and the Asset Quality Review Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information with respect to the principal occupations during at least the last five years for the three executive officers of the Company and the Bank who do not serve as directors.

     STEPHEN J. HENDERSON. Mr. Henderson has been Senior Vice President and Chief Lending Officer since May 1991 and has been employed in various capacities at the Bank since 1971.

     ELIZABETH M. MULCAHY. Ms. Mulcahy has served as Senior Vice President of Human Resources since 1991 and has been employed in various capacities at the Bank since 1964.

     CAROL WALSH. Ms. Walsh has served as Corporate Secretary since August 1991 and has been employed in various capacities at the Bank since 1970.

                                     5



                   BENEFICIAL OWNERSHIP OF COMMON STOCK
               BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock as of December 8, 1999, and certain other information with respect to
(i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which were known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company and the Bank as a group.


                             Amount and Nature
  Name of Beneficial         of Beneficial
  Owner or Number of         Ownership as of              Percent of
  Persons in Group           December 8, 1999(1)          Common Stock
________________________    ____________________         _________________

First Keystone Financial,
Inc. Employee Stock
Ownership Plan Trust(2)
22 West State Street
Media, Pennsylvania  19063     295,150                      13.1%

Charles J. Moore
The Banc Funds Company L.L.C
208 South LaSalle Street
Chicago, Illinois 60604        213,000(3)                    9.5

Dorset Management Corporation
David M. Knott
485 Underhill Boulevard,
Suite 205
Syosset, New York  11791       146,000                       6.5

Directors:

William K. Betts                16,480(4)(5)(6)                *

Edward Calderoni                27,666(5)(6)(7)              1.2

Silvio F. D'Ignazio             69,760(5)(8)                 3.1

Olive J. Faulkner               27,072(5)(6)                 1.2

Donald S. Guthrie               79,822(9)                    3.5

Edmund Jones                    28,794(10)                   1.3

Thomas M. Kelly                 43,774(11)                   1.9

Willard F. Letts                17,072(5)(6)(12)               *

Walter J. Lewicki               17,072(5)(6)(12)               *

Donald A. Purdy                 57,990(13)                   2.6

Joan G. Taylor                   9,072(5)(6)                   *

All directors and
  executive officers as
  a group (14 persons)         535,863(14)                  22.0


                                                      (Footnotes on next page)

                                     6


____________________

 *    Represents less than 1% of the outstanding shares of Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The First Keystone Financial, Inc. Employee Stock Ownership Plan Trust (the "Trust") was established pursuant to the First Keystone Financial, Inc. Employee Stock Ownership Plan (the "ESOP") by an agreement between the Company and Messrs. Calderoni, Jones and Purdy, who act as trustees of the plan (the "Trustees"). Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the Trustees. Allocated shares for which participants do not provide the Trustees' instructions and allocated shares will be voted in the same ratio on any matter as those allocated shares for which instructions are given. As of the Voting Record Date, 99,294 shares held in the Trust had been allocated to the accounts of participating employees including 23,270 shares beneficially owned by five executive officers.

(3) Reflects shares held by the Banc Fund III L.P. (23,665 shares), Bank Fund III Trust (72,535 shares), Banc Fund IV L.P. (26,770 shares) and Banc Fund IV Trust (90,030). The general partner of Banc Fund III L.P. is MidBanc III L.P. ("MBIII") while the general partner of Bank Fund IV L.P. is MidBanc IV L.P. ("MBIV"). The general partner of MBIII is ChiCorp Management III, Inc. ("Management III") while the general partner of MBIV is ChiCorp Management IV, Inc. ("Management IV"). The sole stockholder of Management III and IV is The Banc Funds Company, L.L.P. ("TBFC") which is controlled by Charles J. Moore. The investment manager of Bank Fund III Trust and Bank IV Fund Trust is TBFC. Mr. Moore is manager of the investment decisions for each of Banc Fund III L.P., Bank Fund III Trust, Bank Fund IV and Bank Fund IV Trust and as such, has voting and dispositive authority over the shares held thereby.

(4)   Includes 100 shares held jointly with spouse.

(5) Includes 536 shares granted pursuant to the 1995 Recognition and Retention Plan and Trust ("Recognition Plan") that may be voted by the director pending vesting and distribution.

(6) Includes 5,032 shares pursuant to the 1995 Stock Option Plan ("1995 Option Plan") that may be acquired within 60 days of the Voting Record Date.

(7)   Includes 20,571 shares held jointly with spouse.

(8) Includes 20,000 shares held jointly with spouse and 2,720 shares that may be acquired within 60 days of the Voting Record Date pursuant to the 1995 Option Plan.

(9) Includes 8,481 shares held in the Bank's 401(k)/Profit-Sharing Plan ("401(k)/Profit Sharing Plan"), 6,809 shares allocated to Mr. Guthrie as a participant in the Company's ESOP and 2,548 shares granted pursuant to the Recognition Plan that may be voted by Mr. Guthrie pending vesting and distribution; also includes 29,376 shares that may be acquired within 60 days of the Voting Record Date pursuant to the 1995 Option Plan.

(10) Includes 5,000 shares owned by Mr. Jones' spouse; also, includes 5,562 shares granted pursuant to the Recognition Plan that may be voted pending vesting and distribution; also includes 10,064 shares that may be acquired within 60 days of the Voting Record Date pursuant to the 1995 Option Plan.

                                       (Footnotes continued on following page)

                                     7


___________________________

(11) Includes 4,742 shares held in the Bank's 401(k)/Profit Sharing Plan, 5,812 shares allocated to Mr. Kelly as a participant in the Company's ESOP and 2,548 shares granted pursuant to the Recognition Plan that may be voted by Mr. Kelly pending vesting and distribution; also includes 29,376 shares that may be acquired within 60 days of the Voting Record Date pursuant to the 1995 Option Plan.

(12)  Includes 10,000 shares held jointly with spouse.

(13) Includes 5,530 shares held by Mr. Purdy's spouse. Also includes 816 shares granted pursuant to the Recognition Plan that may be voted by Mr. Purdy pending vesting and distribution; also includes 10,880 shares that may be acquired within 60 days of the Voting Record Date pursuant to the 1995 Option Plan.

(14) Includes 23,270 shares allocated to executive officers pursuant to the ESOP, 21,216 shares granted pursuant to the Recognition Plan which may be voted by the grantees providing vesting and distribution and 181,152 shares that may be acquired within 60 days of the Voting Record Date pursuant to the 1995 Option Plan.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the three years ended September 30, 1999 to the President and Chief Executive Officer of the Bank and the only other officer of the Bank whose total annual cash compensation exceeded $100,000 during fiscal 1999.
Said officers, who also serve as executive officers of the Company, do not receive any compensation from the Company.


                                                                                      Long Term Compensation
                                          Annual Compensation               _____________________________________
                                                                                    Awards                Payouts     All Other
Name and                          _______________________________________   ________________________      _______   Compensation
Principal             Fiscal                               Other Annual       Stock      Number of         LTIP
Position               Year        Salary      Bonus      Compensation(1)   Grants(2)    Options (3)      Payouts
_________________     ______      ________     _______    _______________   _________    ___________      _______   _____________
Donald S. Guthrie     1999        $180,000     $27,477    $  --             $1,213       11,750           $         $78,765(4)
 President and        1998        $159,231     $31,916    $  --             $   --           --           $ --      $75,026(4)
 Chief Executive      1997        $135,430     $ 9,284    $  --             $   --           --           $ --      $53,669(4)
 Officer

Thomas M. Kelly       1999        $134,000     $18,443    $  --             $1,213       11,750           $ --      $29,207(5)
 Executive Vice       1998        $102,308     $21,102    $  --             $   --           --           $ --      $34,952(5)
 President and        1997        $ 93,346     $ 6,528    $  --             $   --           --           $ --      $10,707(5)
 Chief Financial
 Officer

___________________________


(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to such persons during the year ended September 30, 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 100 shares each to the named executive officers of restricted Common Stock pursuant to the Recognition Plan which were deemed to have the indicated value at the date of grant and which at September 30, 1999 had a fair market value of $1,256 with respect to each officer's grant. The grants are fully vested.

(3) Consists of stock options granted pursuant to the Company's 1995 and 1998 Stock Option Plans. The Options vest at the rate of 20% per year from the date of grant.
                                            (Footnotes continued on next page)

                                     8



(4) Reflects contributions made by the Bank on Mr. Guthrie's behalf to the Bank's 401(k)/Profit-sharing Plan in fiscal years 1997 and 1998; also reflects in fiscal years 1999, 1998 and 1997, allocation of shares of Common Stock to Mr. Guthrie's account in the ESOP with a fair market value as of the date of allocation of $30,416, $40,073 and $13,013, respectively. Also includes in each fiscal year presented the present value of the premiums paid as well as the term insurance premiums paid in each such period for split life insurance purchased by the Bank to supplement the retirement benefits to be received by Mr. Guthrie
       pursuant to the Bank's retirement plans.   See "- Benefits -
       Supplemental Retirement Benefits."

(5) Reflects contributions made by the Bank on Mr. Kelly's behalf to the Bank's 401(k)/Profit-sharing Plan in fiscal years 1997 and 1998; also reflects in fiscal years 1999, 1998 and 1997, allocation of shares of Common Stock to Mr. Kelly's account in the ESOP with a fair market value as of the date of allocation of $29,207, $33,606 and $10,068, respectively.


STOCK OPTIONS

       THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION CONCERNING GRANTS OF STOCK OPTIONS AWARDED TO THE CHIEF EXECUTIVE OFFICER AND THE OTHER NAMED EXECUTIVE OFFICER DURING THE YEAR ENDED SEPTEMBER 30, 1999.

                      OPTION GRANTS IN LAST FISCAL YEAR

                        % of Total                                   Fair
                        Options                                      Value of
            Options     Granted to       Exercise    Expiration      Options
Name        Granted(1)  Employees(2)     Price(3)    Date            (4)

Donald S.
 Guthrie    11,750      11.8%            $12.125     9/29/2009       $52,053

Thomas M.
 Kelly      11,750      11.8%            $12.125     9/29/2009       $52,053

___________________________

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant through September 29, 2004.

(2)   Percentage of options granted to all employees during fiscal 1999.

(3) In all cases, the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(4) The fair value of the options granted was estimated using the binomial option pricing model. Under such analysis, the risk fee interest rate was assumed to be 5.83%, the expected life of the options to be 60 months, the expected volatility to be 41.0% and the dividend yield to be 2.60% per share.

    The following table discloses certain information regarding the options held at September 30, 1999 by the Chief Executive Officer and the other named executive officer. No options were exercised thereby during the year ended September 30, 1999.




                  Number of Options at             Value of Options at
                  September 30, 1999               September 30, 1999
          ________________________________     ______________________________
Name      Exercisable (1) Unexercisable (1)    Exercisable(2) Unexercisable(2)
_________ _______________ _________________    ______________ _______________
Donald S.
 Guthrie  29,376          19,094               $148,731       $42,329


Thomas M.
 Kelly    29,376          19,094               $148,731       $42,329

_______________________

(1) Reflects effect of two-for-one stock split effected in fiscal 1998 with respect to options granted prior to split.
(2)    Based on a per share market price of $12.563 at September 30, 1999.

                                     9



DIRECTORS' COMPENSATION

    BOARD FEES. Directors of the Company received no compensation during fiscal 1999. During fiscal 1999, members of the Board of Directors of the Bank received $800 per meeting attended. Full-time officers who serve on the Board do not receive any fees for attending meetings of the Board or committees thereof. During fiscal 1999, the Chairman of the Board received an annual fee of $5,000 per annum. During fiscal 1999, members of the Board serving on the Bank's Executive Committee, the Bank's Loan Committee and the Bank's Internal Review Committee received $175 per meeting attended, while members of the Board serving on other committees received $150 per meeting attended.

    STOCK OPTIONS. Pursuant to the Option Plan each non-employee director of the Company was granted in July 1995 compensatory stock options to purchase 2,720 shares of Common Stock (except that each non-employee director who had served as a director of the Bank for more than 30 years was granted compensatory options to purchase 5,440 shares of Common Stock). In addition, compensatory options to purchase 340 shares of Common Stock were granted to each non-employee director (except that each non-employee director who has served as a director of the Bank for more than 30 years was granted compensatory options to purchase 680 shares of Common Stock) on each of the next two succeeding anniversary dates of the initial grant. Options granted to non-employee directors vest at the rate of 20% per year from the date of grant. The option grants discussed above do not reflect the effect of the two-for-one stock split effected in fiscal 1998. During fiscal 1999, each non-employee director was granted compensatory options to purchase 2,150 shares at $12.125 per share (the fair market value of the Common Stock on the date of grant) pursuant to the 1998 Stock Option Plan. The options vest over a three year period.

    RESTRICTED STOCK AWARDS. Pursuant to the Recognition Plan, each non-employee director of the Company was granted, in July 1995, 816 shares of restricted Common Stock (except that each non-employee director who had served as a director of the Bank for more than 30 years was granted 1,632 shares of restricted Common Stock). In addition, 102 shares of restricted stock were granted to each non-employee director (except that each non-employee director who has served as a director of the Bank for more than 30 years shall be granted 204 shares of restricted stock) on each of the next two succeeding anniversary dates of the initial grant. The restricted stock granted pursuant to the Recognition Plan vests at the rate of 20% per year from the date of grant. The discussion above does not reflect the effect on such grants of the two-for-one stock split effected in fiscal 1998.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    The Company and the Bank (collectively the "Employers") entered into employment agreements with each of Messrs. Guthrie, Henderson and Kelly effective May 26, 1999. The Employers agreed to employ Messrs. Guthrie, Henderson and Kelly for a term of three years in their current respective positions. The term of each employment agreement shall be extended each year for a successive additional one-year period unless the Employers or the officer, not less than 30 days prior to the annual anniversary date, elect not to extend the employment term. The term of each employment agreement has been extended for an additional year.

    The employment agreements are terminable with or without cause by the Employers. The officers have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Messrs. Guthrie, Henderson and Kelly will be entitled to a cash severance amount equal to three times their base salary. In addition, Messrs. Guthrie, Henderson and Kelly will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first.


                                     10



    The Employers also entered into severance agreements with Mesdames
Mulcahy and Walsh effective May 26, 1999. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions that are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to two times her base salary.

    Each of the employment and severance agreements with the Employers provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the executive officer would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to the executive officers under the employment or severance agreements. Although the above-described employment and severance agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

    A change in control generally is defined in the employment and severance agreements to include any change in control of the Company or the Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

    Messrs. Guthrie's and Kelly's agreements provide that they will be entitled to the use of an automobile. In addition, in the event of Messrs. Guthrie's, Kelly's or Henderson's death during the term of their respective agreements, their estates will receive payments equal to the amount of compensation due for the remainder of the term of their agreements at their respective current salary at the time of their deaths. Mr. Guthrie's employment agreement also provides that in the event of his death his spouse shall be covered under the Bank's health insurance plan until age 69 while Mr. Kelly's employment agreement provides coverage under such plan for a period of five years following the termination of his agreement except if he is terminated for cause.

BENEFITS

    401(K)/PROFIT SHARING PLAN. As of December 31, 1993, the Bank established the 401(k)/Profit Sharing Plan, which is a tax-qualified defined contribution plan. Full-time employees (those with at least 1,000 hours service during the Plan years) who have been credited with at least 12 consecutive months of service and who have attained age 21 are eligible to participate in the 401(k)/Profit Sharing Plan. Under the 401(k)/Profit Sharing Plan, a separate account is established for each participating employee and the Bank may make discretionary contributions to the 401(k)/Profit Sharing Plan that are allocated to the participants' accounts. In addition, participants are permitted to make contributions to their accounts within the 401(k)/Profit Sharing Plan. Such contributions cannot exceed $10,000 during calendar 2000, which amount is increased annually to reflect increases in the cost of living. Participants are fully vested in both the Bank's contribution as well as the amount that they defer and contribute to the 401(k)/Profit Sharing Plan. Distributions from the 401(k)/Profit Sharing Plan are made upon termination of service, death or disability in a lump sum. The normal retirement age under the plan is 62. No contribution was authorized for calendar year 1998 and 1999.

    DEFERRED COMPENSATION ARRANGEMENTS. The Bank provides supplemental retirement benefits to Messrs. Betts, Jones and Purdy and Ms. Faulkner in recognition of their long service to the Bank. Under the terms of the Bank's arrangements with such persons, each person receives monthly payments, which payments commenced the first month subsequent to each such person's retirement. Such payments will continue with respect to Messrs. Betts and Purdy and Ms. Faulkner until such persons reach age 80. Mr. Jones' payments initially were to continue until January 2000. At the end of fiscal 1998, Mr. Jones elected to defer receipt of any additional payments until March 2000. Upon

                                     11


commencement in March 2000, such payments will continue until July 2001.
In accordance with such arrangements, Mr. Betts and Ms. Faulkner each received $12,500 during fiscal 1999 while Mr. Purdy received $50,750 during fiscal 1999.

    SUPPLEMENTAL RETIREMENT BENEFITS. In July 1994, the Bank purchased a split dollar variable life insurance policy for the benefit of Mr. Guthrie in order to supplement the retirement benefits to be received by Mr. Guthrie pursuant to the Bank's SEP and the Profit Sharing Plan and the ESOP . Under the current arrangements with the Bank, upon Mr. Guthrie's retirement from the Bank after attaining age 68, Mr. Guthrie will receive an aggregate annual supplemental retirement benefit until his death, which is estimated to amount to approximately 70% of his salary. Although the expected benefits are to be paid from the cash value of the policy, there is no guarantee that the cash value of the policy will in fact produce such level of benefits. The insurance policy was issued in Mr. Guthrie's name, but the Bank has agreed to pay all premiums required. However, as a part of such agreement, Mr. Guthrie has assigned to the Bank his interest in the policy to the extent of the cash surrender value and death benefit thereof. Upon Mr. Guthrie's death, any proceeds remaining after reimbursing the Bank for the total amount of premiums paid will be paid to Mr. Guthrie's beneficiary under the policy. During fiscal 1999, the Bank did not incur any net premium expense. The Bank also has entered into a similar arrangement with one other executive officer and has purchased a variable life insurance policy for such officer in connection therewith. The Bank also expects to enter into agreements during fiscal 2000 with Mr. Kelly and two other executive officers to provide similar benefits to those described above.

    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established the ESOP for employees of the Company and the Bank. Full-time employees of the Company and the Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the ESOP.

    The ESOP has borrowed funds from the Company in order to purchase shares of Common Stock. The loans to the ESOP will be repaid principally from the Company's and the Bank's contributions to the ESOP with the shares purchased with the proceeds of the loans being pledged as collateral for the loans. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company.
Such purchases, if made, would be funded through additional borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

    Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP upon the completion of five years of service. In the case of a Change in Control, as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

    Messrs. Calderoni, Jones and Purdy serve as Trustees of the ESOP. Under the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given.

    Generally accepted accounting principles require that any third-party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Because the ESOP borrowed from the Company, such obligation is not treated as a liability, but is excluded from stockholders' equity. If the ESOP purchases newly issued

                                     12


shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease because of the increase in the number of outstanding shares.

    The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor promulgated thereunder.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and certain other executive officers of the Bank (since such persons do not receive
separate compensation for service as officers of the Company).   The
disclosure requirements for the Chief Executive Officer and such other executive officers include the use of various tables as well as a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Bank has prepared the following report for inclusion in this proxy statement.

    The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. With respect to all positions within the organization with the exception of the Chief Executive Officer, the Bank uses a formal quantitative system of job evaluation. In determining whether the base salary of the Chief Executive Officer should be increased, the Board of Directors takes into account individual performance, performance of the Bank, the size of the Bank and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Bank's market area.

    While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Compensation Committee in fiscal 1999 included general management oversight of the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Compensation Committee considers the Bank's standing with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer. Rather, all factors were considered, and based upon the effectiveness of such officer in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Board of Directors approved the Compensation Committee's recommendation to increase the base salary of the Chief Executive Officer to $200,000 for fiscal 2000.

                     COMPENSATION COMMITTEE OF THE BANK

   Edward Calderoni            Silvio F. D'Ignazio        Willard F. Letts

                                     13


PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Common Stock since the Company's initial public offering of common stock in January 1995 with (i) the yearly cumulative total return on the stocks included in the Nasdaq National Market Composite Index; (ii) the yearly cumulative total return on the stocks included in the Nasdaq Bank Index; and (iii) the yearly cumulative total return on the stocks indexed in the S&P Bank Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                    [Cumulative Total Return Graph]



                                           Period Ending
_____________________________________________________________________________

Index                1/25/95   9/30/95   9/30/96   9/30/97   9/30/98   9/30/99
_______________      _______   _______   _______   _______   _______   ______

First Keystone
Financial , Inc.
   (FKFS)            100.00    160.00    182.60    324.60    278.60    262.00

Nasdaq National
Market Index
   (NCMP)            100.00    137.60    162.57    224.57    226.24    367.90

Nasdaq Bank Index
   (BANK)            100.00    133.51    158.42    261.10    238.70    231.99

S&P Bank Index
   (BIX)             100.00    138.99    178.45    269.06    247.62    257.93



     The graph represents $100 invested in the Company's initial public offering of common stock issued on January 25, 1995 at $10.00 per share.

                TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     Except as hereinafter indicated, all loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral,

                                     14


as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Under the terms of such loans, the interest is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors which were outstanding at September 30, 1999.


                           Largest Amount of
                           Indebtedness
                           between October 1,    Balance as of
              Year Loan    1998 and September    September 30,        Interest
   Name       Made         30, 1999              1999                 Rate

_________     ________     _________________     _____________        _______
Donald S.
 Guthrie      1997         $107,143              $98,227              5.500%

Elizabeth
 Mulcahy      1997         $ 71,283              $61,004              5.625%

Carol Walsh   1997         $  71,727             $67,956              5.625%


     Mr. Edmund Jones, a director of the Bank, is a member of the law firm, Jones, Strohm, Crain & Guthrie, P.C., which serves as general counsel to the Bank.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission"). Officers, directors and more than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended September 30, 1999 and with respect thereto, all filing requirements applicable to its officers and directors and more than 10% stockholders have been satisfied.

              RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed Deloitte &
Touche LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                                     15


                         STOCKHOLDER PROPOSALS

    Any proposal that a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is anticipated to be held in January 2001, must be received at the principal executive offices of the Company, 22 West State Street, Media, Pennsylvania 19063, Attention: Carol Walsh, Corporate Secretary, no later than August 25, 2000. If such proposal complies with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                            ANNUAL REPORTS

    A copy of the Company's Annual Report to Stockholders for the year ended September 30, 1999 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

    UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1999 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THOMAS M. KELLY, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, FIRST KEYSTONE FINANCIAL, INC., 22 WEST STATE STREET, MEDIA, PENNSYLVANIA 19063. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                            OTHER MATTERS

    Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. As of the date hereof, management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company.
The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

    YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     16



                               REVOCABLE PROXY
                        FIRST KEYSTONE FINANCIAL, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST KEYSTONE FINANCIAL, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 2000 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned, being a stockholder of the Company as of December 8, 1999, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on January 26, 2000 at 2:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth herein.

Please be sure to sign and date this Proxy in the box below.

        _______________________________________
        Date

        _______________________________________
        Stockholder sign above

        _______________________________________
        Co-holder (if any) sign above


1. ELECTION OF DIRECTORS

   Nominees for four-year term:  FOR /  /  WITHHOLD /  /  FOR ALL EXCEPT /  /

   Olive J. Faulkner, Thomas M. Kelly and Donald A. Purdy



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 2000.

                                 FOR /  /  AGAINST /  /  ABSTAIN /  /


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. --------->  /  /

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE BOARD OF DIRECTORS' NOMINEES AND PROPOSAL 2.

  The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for January 26, 2000, a Proxy Statement for the Annual Meeting and the Company's 1999 Annual Report to Stockholders prior to the signing of this Proxy.


^^Detach above card, sign, date and mail in postage paid envelope provided.^^

                         FIRST KEYSTONE FINANCIAL, INC.

  Please sign this Proxy exactly as your name(s) appear(s) on this proxy.
When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY